Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Operating Leases
The Company leases its facilities in Massachusetts, New York, Florida, Canada and Singapore. The Company’s leases are accounted for as operating leases. The leases generally provide for a base rent plus real estate taxes and certain operating expenses related to the leases.
In 2013, the Company entered into a new lease agreement for approximately 90,000 square feet of laboratory and office space for its corporate headquarters in Billerica, Massachusetts. The lease term began in August 2014 and expires in November 2022 and contains escalating payments over the life of the lease. In 2015, the Company extended its Singapore lease which now expires in July 2016. In 2014, the Company amended its existing lease for warehouse space in Billerica, Massachusetts which extended the term and increased the approximate square footage under the lease. The lease now expires in September 2019. In the second quarter of 2015, the Company entered into a new lease agreement of office space in Ontario, Canada. The lease term began in June 2015 and expires in May 2018.
Certain of the Company’s operating lease agreements contain scheduled rent increases. Rent expense is recorded using the straight-line method and deferred rent is included in other liabilities in the accompanying balance sheets. The Company has considered FASB ASC 840-20, Leases in accounting for these lease provisions.
The aggregate future minimum lease payments related to these leases from continuing operations as of December 31, 2015, are as follows (in thousands):

Years Ending December 31,	Minimum Lease Payments
2016	$2,141
2017	2,178
2018	2,160
2019	2,169
2020	2,146
Thereafter	3,934
Total	$14,728

Minimum future lease payments for discontinued operations are not significant.
Legal Proceedings
The Company is in the process of responding to a revised audit report received in December 2015 on behalf of the Centers for Medicare and Medicaid Services and the State of New York alleging overpayment of certain Medicaid claims to Neighborhood Diabetes.
The Company is in the process of responding to a draft audit report received in June 2015 from the Connecticut Department of Social Services Office of Quality Assurance alleging overpayment of certain Medicaid claims to Neighborhood Diabetes.
The Company is in the process of responding to a revised audit report received in February 2016 from the Massachusetts Department of Revenue for sales and use tax audits related to Insulet Corporation.
The Company is in the process of responding to a revised audit report received in February 2016 from the Massachusetts Department of Revenue for sales and use tax audits related to Neighborhood Diabetes.
The Company has determined that it is probable that a loss has been incurred for the four audits discussed above and has recorded an aggregate liability of $1.7 million based on the Company's current estimate of potential loss. $1 million related to Neighborhood Diabetes was recorded through discontinued operations and $0.7 related to the sales and use tax audit for Insulet Corporation was recorded through general and administrative expense and accrued as of December 31, 2015.
In October 2013, the Company received a letter from the Office of the Massachusetts Attorney General contending that prior to September 2012 Neighborhood Diabetes engaged in improper sales practices by automatically refilling certain prescriptions for MassHealth patients. The Company responded to this letter, stating that Neighborhood Diabetes’ refill practices during the period in question were appropriate and consistent with applicable laws. The Company entered into a Settlement and Release Agreement and paid approximately $1.5 million in connection with the settlement of this matter in the first quarter of 2015. This amount was previously accrued as of December 31, 2014 and was recorded through discontinued operations.
In July 2015, the Company reached a settlement agreement for $0.8 million with the Massachusetts Department of Revenue for sales and use tax audits related to Neighborhood Diabetes, which included a $2.9 million reduction of the previously recorded liability and a credit to discontinued operations in the second quarter.
The Company received a warning letter from the FDA in June 2015 that related to the release of certain lots of OmniPods that did not conform to final acceptance criteria. A voluntary recall of the identified lots was issued and the Company incurred $0.1 million as warranty expense. The Company has replied to the FDA’s letter, and received a response indicating that its corrective actions appear to have adequately addressed the issue outlined in the letter.
In November 2015, the Company initiated a voluntary Field Safety Notification after identifying 18 lots of OmniPod product which been distributed and had a slight increase in the reported cases in which the needle mechanism failed to deploy or there was a delay in the deployment of the needle mechanism. There were an additional 41 lots of product manufactured in this condition which were contained prior to distribution and will ultimately be scrapped. The Company incurred $0.4 million as warranty expense due to this Field Safety Notification.
Between May 5, 2015 and June 16, 2015, three class action lawsuits were filed by shareholders in the U.S. District Court, Massachusetts, against the Company and certain individual current and former executives of the Company. Two suits subsequently were voluntarily dismissed. Arkansas Teacher Retirement System v. Insulet, et al., 1:15-cv-12345, which remains outstanding, alleges violations of Sections 10(b) and 20(a) and Rule 10b-5 of the Securities Exchange Act of 1934 by making allegedly false and misleading statements about the Company’s business, operations, and prospects. The lawsuit seeks, among other things, compensatory damages in connection with the Company’s allegedly inflated stock price between May 7, 2013 and April 30, 2015, as well as attorneys’ fees and costs. Due in part to the preliminary nature of this matter, the Company currently cannot reasonably estimate a possible loss, or range of loss, in connection with this matter.
The Company is, from time to time, involved in the normal course of business in various legal proceedings, including intellectual property, contract employment and product liability suits. Although the Company is unable to quantify the exact financial impact of any of these matters, the Company believes that none of these currently pending matters will have an outcome material to its financial condition or business.